EXHIBIT 99.3

                            JOINT FILING AGREEMENT

In accordance with Rule 13d-1(k)(1) under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree that this Statement on Schedule 13D with respect to the beneficial ownership of shares of Common Stock of Chiron Corporation is filed jointly, on behalf of each of them. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument.

Dated:  October 31, 2005

                                       NOVARTIS BIOTECH
                                       PARTNERSHIP, INC.


                                       By:    /s/ Wayne P. Merkelson
                                           --------------------------
                                           Name:  Wayne P. Merkelson
                                           Title: Vice President


                                       NOVARTIS CORPORATION


                                       By:    /s/ Jeff Benjamin
                                           ---------------------------
                                           Name:  Jeff Benjamin
                                           Title: Vice President


                                       NOVARTIS PHARMA AG


                                       By:    /s/ Jorg Reinhardt
                                           ---------------------------
                                           Name:  Jorg Reinhardt
                                           Title: Authorized Signatory

                                       By:    /s/ Martin Henrich
                                           ---------------------------
                                           Name:  Martin Henrich
                                           Title: Authorized Signatory


                                       NOVARTIS AG


                                       By:    /s/ Frederic Krohn
                                           ---------------------------
                                           Name:  Frederic Krohn
                                           Title: Authorized Signatory